UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2008 (November 6, 2008)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 2.02

Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the information presented under Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

On November 10, 2008, Synthesis Energy Systems, Inc. (the “Company”) issued an earnings release announcing its financial results for the fiscal first quarter ended September 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Principal Operating Officer

Effective November 6, 2008, Robert Rigdon, the Company’s Senior Vice President of Global Development was appointed Chief Operations Officer of the Company.  Mr. Rigdon is 50 years old and has served as our Senior Vice President of Global Development since May 2008 and is responsible for overseeing all aspects of our current and future coal gasification projects worldwide. From June 2004 until joining us, Mr. Rigdon worked for GE Energy in a variety of capacities, including Manager—Gasification Engineering, Director—IGCC Commercialization, and Director—Gasification Industrials and Chemicals Business. For the 20 years previous to this, Mr. Rigdon worked for Texaco, and later ChevronTexaco, as an engineer and in the Worldwide Power & Gasification group, where he ultimately became Vice President—Gasification Technology for the group. Mr. Rigdon is a mechanical engineer with a B.S. from Lamar University.

The Company’s employment agreement with Mr. Rigdon became effective March 14, 2008 and has a term of one year, with automatic renewal for two additional one year periods unless either the Company or Mr. Rigdon elects not to renew. He receives an annual base salary of up to $240,000 and bonuses as may be awarded from time to time based on criteria established by the Company’s chief executive officer, including a performance bonus targeted at 50% of his base salary. Mr. Rigdon’s salary is subject to increase upon the achievement of certain performance milestones. The compensation committee of the board of directors also evaluates Mr. Rigdon’s salary on an annual basis and will determine if any additional increases are warranted. Pursuant to the terms of the employment agreement, we have also granted Mr. Rigdon options to purchase 175,000 shares of common stock. He also has the ability to earn options to acquire an additional 175,000 shares of common stock if certain performance criteria are met.  The options vest in four equal installments, with the first installment vesting on the first anniversary of the date of grant and the remainder vesting annually the next three years. The options are subject to the terms and conditions outlined in the Company’s Amended and Restated 2005 Incentive Plan, as amended.  The employment agreement prohibits Mr. Rigdon from competing with us during his employment and for a period of eighteen months thereafter if he is terminated for cause or he resigns without good reason.  Mr. Rigdon is also subject to a confidentiality obligation for a period of five years after cessation of his employment with the Company.  A copy of the agreement is filed herewith as Exhibit 10.1.

Mr. Rigdon has no family relationships with any officers or directors of the Company and is not a party to any related party transactions with the Company.

Appointment of Principal Accounting Officer

Effective November 11, 2008, Kevin Kelly, the Company’s Controller, was appointed Chief Accounting Officer of the Company.  He replaces David Eichinger, the Chief Financial Officer and Senior Vice President of Corporate Development of the Company, who had temporarily assumed the duties of the Company’s principal accounting officer effective April 9, 2008.

The Company’s employment agreement with Mr. Kelly became effective October 16, 2008 and has a term of two years, with automatic renewal for two additional one year periods unless either the Company or Mr. Kelly elects not to renew. He receives an annual base salary of up to $192,000 and bonuses as may be awarded from time to time based on criteria established by the Company’s chief executive officer, including a performance bonus targeted at 50% of his base salary. The compensation committee of the board of directors also evaluates Mr. Kelly’s salary on an annual basis and will determine if any additional increases are warranted. Pursuant to the terms of the employment agreement, we have also granted Mr. Kelly options to purchase 75,000 shares of common stock. He also has the ability to earn options to acquire an additional 25,000 shares of common stock if certain performance criteria are met.  The options vest in four equal installments, with the first installment vesting on the first anniversary of the date of grant and the remainder vesting annually the next three years. The options are subject to the terms and conditions outlined in the Company’s Amended and Restated 2005 Incentive Plan, as amended.  The employment agreement prohibits Mr. Kelly from competing with us during his employment and for a period of eighteen months thereafter if he is terminated by the Company, if he resigns without good reason or if either he or the Company elects not to renew the agreement past its initial term.  Mr. Kelly is also subject to a confidentiality obligation for a period of five years after cessation of his employment with the Company.  A copy of the agreement is filed herewith as Exhibit 10.2.

Mr. Kelly has no family relationships with any officers or directors of the Company and is not a party to any related party transactions with the Company.

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

10.1

Employment Agreement between the Company and Robert Rigdon dated March 14, 2008.

10.2

Employment Agreement between the Company and Kevin Kelly dated October 16, 2008.

99.1

Press release dated November 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.
Dated: November 12, 2008	s/ Timothy E. Vail
Timothy E. Vail
President and Chief Executive Officer

Exhibit Index

10.1

Employment Agreement between the Company and Robert Rigdon dated March 14, 2008.

10.2

Employment Agreement between the Company and Kevin Kelly dated October 16, 2008.

99.1

Press release dated November 10, 2008.